SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-24760                  41-1784594
          --------                        -------                  ----------
(State or other jurisdiction      (Commission file number)      (I.R.S. employer
  of incorporation) number)                                      identification


     Suite 250,
13911 Ridgedale Drive,
    Minnetonka, MN                55305                   (952) 513-6900
   --------------                 -----                   --------------
(Address of principal          (zip code)        (Registrant's telephone number,
 executive offices)                                    including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

The Company completed the sale of Busulfex(R) (busulfan) Injection on June 10, 2003. The Company received $29.5 million of cash proceeds from the transaction.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(b)  Pro forma financial statements will be provided.


Item 9.  Regulation SD Disclosure
         ------------------------

The Company's sale of Busulfex(R) was discussed in the Company's press release dated June 10, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.


         Exhibit List
         ------------

Exhibit 99.1 - Press release dated June 10, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003                                 ORPHAN MEDICAL, INC.


                                                    /s/ Timothy G. McGrath
                                                    ----------------------
                                                    Timothy G. McGrath
                                                    Chief Financial Officer
                                                    (duly authorized officer and
                                                    principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number                              Description

99.1     Press release dated June 10, 2003